Exhibit 99.2

NeuroStar Fireside Chat Transcript

Marjorie Donovan

Head of Customer Education

Keith Sullivan

President & CEO, Neuronetics, Inc.

Bill Leonard

President & CEO, Greenbrook TMS

Marjorie Donovan

Head of Customer Education

Good afternoon, and welcome to the NeuroStar Fireside Chat. We are honored that you joined us today to hear more about how the acquisition of Greenbrook will impact our NeuroStar practices across the country. I am joined today by Keith Sullivan, the CEO of NeuroStar, and Bill Leonard, the CEO of Greenbrook TMS, and they are going to be with us here today. Before we begin, I would like to caution listeners that certain information discussed by management during this meeting will include forward looking statements covered under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements related to our business strategy, financial, and revenue guidance, and other operational issues and metrics.

Actual results can differ materially from those stated or implied by these forward-looking statements due to risks and uncertainties associated with the company’s businesses. For a discussion of risks and uncertainties associated with Neuronetics or Greenbrook’s business, I encourage you to review the company’s filings with the Securities and Exchange Commission on SEDAR as applicable. Neuronetics and Greenbrook disclaim any obligation to update any forward-looking statements made during the course of this call except as required by law.

Now I’d like to officially kick off the fireside chat. My name is Marjorie Donovan. I am the head of customer education for Neuronetics, and many of you know me from NeuroStar University.

As you saw on Monday, NeuroStar has announced that we have entered into a definitive agreement to acquire Greenbrook by the end of 2024.

This is the biggest event to happen to the TMS market since its inception.

Now as you all know, NeuroStar is the largest TMS manufacturer.

Greenbrook is the largest TMS provider with a hundred and twenty locations in eighteen states.

Now what you must be wondering is, how does the NeuroStar acquisition of Greenbrook impact me and my practice? And that’s why you all joined us here today, and that’s exactly why we were having this fireside chat because we want to reassure you that as our partner, the purpose of this acquisition is to leverage the strengths of each company to do one thing, and that is to bring value to your practice like never before.

We are honored that you took time out of your busy professional and personal lives to join this call, and I also want to thank you for submitting so many thoughtful questions in advance.

The good news is that with all of the various questions that we received from you is that they all had a distinct theme, and there were three distinct themes that all the questions laddered up into.

And those three themes are, number one, is NeuroStar now going to be competing with me? Number two, how will NeuroStar’s marketing efforts change with the acquisition of Greenbrook? And number three, how is this acquisition ultimately going to help my individual practice?

We have created a small presentation to address all of these questions and more. So first, I wanted to share with you a little bit about Keith Sullivan.

As many of you know, Keith joined NeuroStar in 2020. And since then, Keith’s leadership has really been defined by a focus on practice success.

Over the last three-plus years, Keith has spearheaded programs such as NeuroStar University, my personal favorite, the enhanced TrakStar, PHQ-10, the Better Me program, so many of these initiatives and programs that you’ve all entered into.

And I have to tell you that the data has been proven. If you look at the last fifteen years that we’ve been an organization, I want to first look at the first twelve years. There were two point eight million treatment sessions performed.

Under Keith’s leadership over the last three and a half years, there have been three point six million treatments performed.

Now let’s define that in terms that we all care about, which is in the amount of patients’ lives. In the first ten first twelve years, eighty thousand three hundred and fifty-nine patients were treated. And under Keith’s leadership, eighty-eight thousand five hundred and thirty-three patients have been treated in all of your practices.

Keith is going to share with you the vision of how the acquisition of Greenbrook is going to make NeuroStar a household name so that more patients get treated with our life-saving therapy. Keith, are you with me? Are you on the call? How are you doing today?

Keith Sullivan

President & CEO, Neuronetics, Inc.

Doing great, Marjorie. And thank you all for joining us today.

Excellent. Now I want to tell you about Bill Leonard, who’s the CEO and co-founder of Greenbrook TNX. Bill co-founded Greenbrook back in 2011, and since then, Greenbrook has expanded to a hundred and twenty locations in eighteen states.

Now what I think is interesting from our practices’ perspective is that what started as a TMS-only business, Greenbrook has expanded to other services like Spravato and Med Management.

One of the advantages of acquiring Greenbrook is that Bill and his team have a wealth of knowledge and best practices that they will share with you when the deal is closed, as well as giving you our practices access to shared service offerings.

So, Bill, are you there? How are you feeling? Can you give a hi to all of our practices across the country?

Bill Leonard

President & CEO, Greenbrook TMS

Hello, everyone. Excited to be part of this special opportunity and glad to participate in this, fireside chat.

Marjorie Donovan

Head of Customer Education

Excellent.

Thank you.

So, Keith, I’m going to kick it off first to you. And I’m curious, when you look at the last we announced this on Monday. Why are you acquiring Greenbrook? What is the impetus? Tell us a little bit more about that.

Keith Sullivan

President & CEO, Neuronetics, Inc.

Thanks, Marjorie.

You know, Bill and I first started talking, honestly, the day I, joined Neuronetics.

Their office is in McLean, Virginia, and I lived three miles away from their corporate headquarters.

And that morning at ten o’clock, that I took this job, I was sitting in Bill Leonard’s office telling him that our interests are aligned, that there is a lack of awareness of patients in this industry, and there is no shortage of them that need to be treated. And that if we could drive better awareness and brand recognition, that we could help treat more patients that are looking for help with this technology.

So, over the last, four years, we’ve had many meetings, talking about how we can work closer together, and potentially get together to be able to amplify this brand.

Greenbrook today has a hundred and twenty stores.

But yet with that, hundred and twenty stores, they’re marketing Greenbrook.

With our BMP providers, we have another roughly three hundred accounts, and they’re all marketing their brand.

Under this new opportunity, we can market NeuroStar.

And whether it’s NeuroStar Health Centers or NeuroStar Mind Centers, I don’t we don’t know yet. And our chief marketing officer Lisa Rosas is going to do the work that needs to be done to determine what the best name should be. But it is an opportunity for us to take the brick-and-mortar stores of Greenbrook and turn them into NeuroStar centers.

This is not a unique situation in the marketplace. And if I can give you an example, when Starbucks started many years ago, they formed brick-and-mortar stores all across the country. If you go into New York City, there’s one almost on every block. If you go into a small town, there’s at least three.

But they got brand recognition because they built their brick-and-mortar stores.

But today, if you look for Starbucks, where do you see it? It’s not just in their stores.

You go into your grocery store, and there is a kiosk with, Starbucks. You go into the Marriott, and you’re going to see an entire center, which is focused on Starbucks.

So, wherever you go today, they all say, we proudly serve Starbucks here.

I think we have that same opportunity.

Marjorie Donovan

Head of Customer Education

So, Keith, let’s dig into that. So, I’m understanding that we have the two different models for Starbucks. There’s the physical brick-and-mortar stores. That’s what got them their brand awareness. And now, of course, you can get your coffee at the local Marriott where they proudly service. How does this relate to what the opportunity is at Greenbrook, and where do our practices fit into the store in the store model?

Let’s dig first into what does it mean for the hundred and twenty Greenbrook stores that exist today.

Keith Sullivan

President & CEO, Neuronetics, Inc.

So, if we look at the Greenbrook stores, to me, they’re the Starbucks brick-and-mortar. Bill Leonard has built a tremendous network of a hundred and twenty brick-and-mortar stores around the country.

But once we complete this acquisition, we are going to transform those stores into NeuroStar centers.

Marjorie Donovan

Head of Customer Education

Okay. So the hundred and twenty Greenbrook stores, they’re now being branded bleeding purple. They’re now NeuroStar. What does it mean for the ads?

Keith Sullivan

President & CEO, Neuronetics, Inc.

Through that branding, we are going to change the look and the feel of the Greenbrook ads to be NeuroStar ads. So these are print ads and Facebook ads. Here are the billboard ads that are all across, their sites at around the eighteen states where they have locations.

All of those will be transformed into NeuroStar centers. So when your patients see these ads and then they come into your office and they see that you too have NeuroStar, it’s the store within the store concept.

Marjorie Donovan

Head of Customer Education

Okay. But, Keith, what does this mean to our practices? I know that a lot of the questions we had were revolving. Are we now going to be competing with NeuroStar? Can you walk us through that from your perspective?

Keith Sullivan

President & CEO, Neuronetics, Inc.

You know, Marjorie, in a lot of industries and in my past, the fear with competing is that you’re going to compete on price.

That doesn’t happen in this space. What we’re really competing for is awareness.

And I think by having a brand, NeuroStar, that is recognized on a street level and then a brand that is NeuroStar that’s represented by a given practice, NeuroStar by fill in the blank with your name, I think that it tells the patient that you’re bigger and part of a bigger network of stores. We have over eight hundred practices.

Eight hundred of them have come through NSU.

In every intake form that we give to these people that attend NSU, we ask them, what are the three biggest challenges that you face in your practice?

Challenges are always the same, but not one of them ever has been, Greenbrook has taken all my patients. How do I fight them?

Greenbrook is going to help amplify the brand by being a NeuroStar Center, and it’s going to help all of our practices appear that they are part of a bigger network of NeuroStar providers.

Marjorie Donovan

Head of Customer Education

So, when you look here, let’s talk about the patient journey. Because what you’re saying is through the acquisition, we’re going to amplify brand awareness so that more patients are asking for NeuroStar by name. But I know a lot of practices have approached me to say, how do we make sure that any of these prospective patients how do we know that they’re going to come to us? So, can you walk us through that and how that will exist today?

Keith Sullivan

President & CEO, Neuronetics, Inc.

I can, and I think it’s a very fair question.

I think that today, we have made a commitment through the Better Me provider program that if you commit to these five standards, and those five standards are open to all of our twelve hundred sites across the country, I don’t care whether you treat one patient a month or whether you treat fifty patients a month.

Our standards, if you meet them, you’re in the Better Me provider program.

If you’re in that program, that means you’re going to answer your phone. You’re going to follow-up on patient leads. You’re going to have the brand awareness on your website and on your social media, and that you’ve attended NSU that has put it all together for you. And more importantly, you’re going to treat your patients to thirty-six sessions.

If you’re in that program, and I invite every single one of our sites to be, it doesn’t change. Today, a patient who sees a NeuroStar ad will have an opportunity to go to NeuroStar dot com. When they go to NeuroStar dot com, they are going to see the providers that are closest to them. They pick which provider they want to go to. We don’t pick who they go to. And as a result, they can either click on a web form and fill it out, or they can click the call. Hopefully, it’s the closest site to their house so that they have convenience in their treatments.

Marjorie Donovan

Head of Customer Education

Okay. So now that we talked through the patient journey of how they find practices, I want to just take a moment to say, Keith, of all the things that you’re doing with this acquisition, I know the goal is to amplify brand awareness.

But, fundamentally, what does that mean to the practices across the country who purchased NeuroStar TMS maybe seven months ago or seven years ago? What is different now? What does this mean to them?

Keith Sullivan

President & CEO, Neuronetics, Inc.

Marjorie, if we can get the broader awareness, if we can spend our fifteen million dollars and make NeuroStar a household name for patients that are battling depression, then all tides are going to rise on, all ships are going to rise on that tide. We are going to help build a brand so that people battling depression and their family members and loved ones, all of whom are consumed with this depression, will be able to recognize that brand either walking down the street or in those physician offices.

Marjorie Donovan

Head of Customer Education

So, the NeuroStar inside the practices that we have today, they become more recognizable because now more patients are starting to ask for it by name. So that current NeuroStar, it just infinitely became more valuable. Right?

Keith Sullivan

President & CEO, Neuronetics, Inc.

That’s our goal.

Marjorie Donovan

Head of Customer Education

More identifiable. Okay. So now that we understand the aspect of amplifying brand awareness with this acquisition and what it means to our practices, what else does this acquisition help for our practices? What else what else can they think about from this perspective?

Keith Sullivan

President & CEO, Neuronetics, Inc.

I think we have tremendous opportunities for our practices.

Again, if I go back to NeuroStar dot if I go back to, NSU and the intake form—Most of the people who come to NeuroStar University, when we ask them, why are you here? What do you want to learn?

The most common things that they say is, I have trouble with reimbursement.

I have trouble getting prior authorizations.

I have trouble with billing.

I have trouble with my front desk and keeping the typically lowest-paid employee with the highest turnover trained and educated.

And I have trouble with the time it takes to get my money back from the payers.

So those are the biggest problems that our customers are seeing, and I think we have a solution for them.

Marjorie Donovan

Head of Customer Education

So, if we

Keith Sullivan

President & CEO, Neuronetics, Inc.

Go ahead.

Marjorie Donovan

Head of Customer Education

Let’s take. No. Well, let’s so I just want to do a little teach-back. So

Keith Sullivan

President & CEO, Neuronetics, Inc.

Okay.

Marjorie Donovan

Head of Customer Education

We’ve identified the challenges. Right? We know that the brand awareness, we talked about that, but we’ve got the reimbursement, the billing, cash flow call center. So, what made the acquisition of Greenbrook appealing to you that ultimately means it’s going to benefit our practices across the country?

Keith Sullivan

President & CEO, Neuronetics, Inc.

So when, Bill and I have been, again, talking for years, the opportunity that is out there through the great system that Bill has put together is we can we can now take advantage of the back office structure that he has put into place. I’ll give you an example.

Bill has contracts with the payers on a local and a regional level.

Now with three hundred stores, offices that are part green that are Greenbrook and are BMP accounts, we now have the size and scale to be able to go to the payers, the Uniteds, the Aetnas, the Cignas of the world, and say, we have a uniform group of people that all follow the same standards that provide the same level of care to these patients with the ultimate goal of getting higher re reimbursement across the board.

If I take a list of four or five of the payers, Greenbrook will have a higher reimbursement rate today than, any of our current customers do on an individual basis. So, I think our opportunity is to take our existing customers and, again, give them the scale that NeuroStar will have and be able to allow them to take advantage of it.

Through that same opportunity, Bill has an entire network of insurance billing services that we can scale up or down, and it would give our providers a chance to get rid of one of the major pain points that they have. One, dealing with the payers, but two, having to bill them and get their claims denied.

And now we can help fight that. I know some of our accounts do this on their own, but we can make it available to them either, for specific payers or for everything.

Some of them hate to do it.

So, it is an opportunity, I think, that we can provide to our accounts.

Through that same opportunity, we can improve their cash flow. Because through Bill’s contracts, he gets paid faster than everybody else, and we can, they would fall under that same category.

Marjorie Donovan

Head of Customer Education

Okay. So let me let me let me slow you down. I’m get you’re getting you’re getting me excited.

But let me just let me just do a little slowdown because the practices, they need to understand what benefits to them. So let’s just I want to do a little teach-back. So first of all, what you’re saying is with this acquisition, because of the strength of what builds network rates and also with BMP, so now we’re talking about three hundred and fifty practices that you’re going to be able to go to the payers and be able to get better reimbursement rates. So that’s number one because that’s a huge benefit to our practices. I heard that at NSU all the time. So you’re confident based on what you’ve seen that you can get better national or regional payer contracts. Yes?

Keith Sullivan

President & CEO, Neuronetics, Inc.

I’m pretty confident that we can. And I think, Bill is, in agreement with it, and his team is the one that is confident that they can get it done.

Marjorie Donovan

Head of Customer Education

Okay. And then in addition to our reimbursement team, obviously, with Bill’s network and his team right now, we’ll be able to get the insurance billing services to be able to get these practices paid faster. That’s what it’s all about. So that’s another advantage of the acquisition. I’m seeing here now about a call center and for a lot of the practices that are on today, they’ve spent two days with me at NeuroStar University. So, these practices know the importance of answering the phones and using our ACEs methodology and not just for the for the patients that call in, but also for those patients who might fill in a web form. How do you do, patient follow-up?

You know, our practices have been really committed to getting into that standard. Walk us through the advantage of the call center with this acquisition, Keith.

Keith Sullivan

President & CEO, Neuronetics, Inc.

Yeah. I think it’s an important, part. We all know how hard it is. You know?

And I our accounts that are in the BMP program have all gone to NSU and have all had their offices secret-shopped, and we know how terrifying it is. But quite honestly, they’ve all gotten better. They’re in the program, and they’ve stayed in the program. They’re doing it right.

But it’s hard because those people turn over a lot.

So, Bill has a call center that we could utilize either on a part-time basis while you’re looking for a new person to man your front desk or that either left or is promoted and you want somebody else to answer those phones or a full-time basis. But we can answer those phones as though it’s your office.

We don’t answer it NeuroStar. We don’t answer it Greenbrook. It would be answered with a number that would be recognized as your office. So to the patient, it’s a system that it is you, and we can we can do that for you.

Marjorie Donovan

Head of Customer Education

Okay. So through the acquisition of Greenbrook, now NeuroStar, we’ve got the national regional payer contracts. We’ve got the insurance billing services that Bill’s team has built, the centralized call center. I want to give Bill an opportunity to talk about our key message number four, which is extremely important, Bill, to our practices. I can’t tell you how many, practice and decision makers and owners and doctors will pull me aside and say that they know that the richest source of quality prospective patients is in with the referral networks.

How has your team been able to, I’ll say, crack the code, but how can that help our practices across the country?

Bill Leonard

President & CEO, Greenbrook TMS

Yeah. That’s a great question. I think one of the opportunities I see is the ability to build referral networks within communities of practices.

Fifty percent of the Greenbrook TMS patients come from a mix of, community psychiatrists, behavioral therapists, and primary care. Greenbrook has a dedicated sales team out in the field to really educate patients, educate doctors on TMS and Spravato and also to really give them an outlet for patients who have filled first-line treatment. So that’s something I believe that the Neuronetics team will be cross-trained on how to be more effective in generating more patients from our providers in the community to become referral sources by educating not only the doctors, but also the staff.

Marjorie Donovan

Head of Customer Education

Hey. So there’s, there’s a lot, there’s a lot there. So, you were saying that moving forward with your team, we’re going to be able to give some of that access to our current practices to have that richer source of referral networks.

Bill Leonard

President & CEO, Greenbrook TMS

Yes.

Absolutely.

Marjorie Donovan

Head of Customer Education

Okay. So now that we talked about referral networks, you know, when I think back to your background over the last twenty years, you started out as TMS only, but then you made the decision to branch out into Spravato and Med Management.

And I don’t want to speak for you, but I know a big component of that is that we know for as great as NeuroStar TMS is, there are some patients who we want through the whole life cycle. So, can you walk us through what value your experience in that will have to our practices across the country? Because many of them have started to get into Spravato.

What can your experience and maybe lessons learned, maybe you found out the riddle on how to operationalize Spravato. Tell me more about that, Bill.

Bill Leonard

President & CEO, Greenbrook TMS

Yeah. This was a big move for us. We want to take advantage of our hundred and twenty locations around the country, but we really want to capture a wider range of patients. Not everyone is great for TMS, and not everyone’s great for med management, and not everyone’s great for Spravato. But for us, it was the ability to kind of take that patient who is suffering from depression and be there from the start to the finish and help them choose the right treatment modality for them. So for us, it was just a way of kind of capturing a wider range and really giving our doctors the chance to kind of provide the best care and pick the treatment option for them. We’re proud to be the largest provider of TMS and Spravato today in the US, and we look forward to kind of sharing our, knowledge and those that secret riddle with everyone.

Marjorie Donovan

Head of Customer Education

I’m looking forward to it as well because foreshadowing, I’d like to teach it at NeuroStar University as a different curriculum, but let’s not get ahead of myself. Okay. If you’re ready, say ready, Bill.

Bill Leonard

President & CEO, Greenbrook TMS

I’m ready.

Marjorie Donovan

Head of Customer Education

Ready. Okay. So, Keith, we talked about these five increased service offerings. Before I go to the q and a, any final thoughts on how our practices should really be thinking about these increased service offerings and the benefit that now Greenbrook that is now NeuroStar is going to offer in the future? How should they frame this up for themselves?

Keith Sullivan

President & CEO, Neuronetics, Inc.

Marjorie, the majority of people on the call have either been to one of our summits or NSU.

They’ve heard the same consistent stories over and over that we are patient-centric. If I can help these patients, the patient wins, we win, practice wins.

Nothing has changed, and I believe that this, purchase of Greenbrook will help drive that awareness, will help, educate patients more, and it we have not changed from what we have said we would we were going to do four years ago. This is actually, I think, the crescendo for it. I think it gives us an opportunity to really put our money where our mouth is and be able to help more patients that are battling depression and help all of these accounts get to them. We know that there are twenty nine million patients out there that are battling depression.

There are more patients that need help than we can get to, all of us. So I don’t think we have a shortage of a group of people to treat. We have more people than we, than are looking for help than ever before.

Marjorie Donovan

Head of Customer Education

Okay. So, Keith, I want to dig into some questions. One of the most frequent questions that we receive from our practice is trying to better understand how they’re going to get prospective patients after the acquisition happens, because this is changing. Right? Now Greenbrook stores are now NeuroStar.

The ads, they’re now NeuroStar. But how can we assure our practices that they’re going to be able to continue to get prospective patients after this acquisition occurs?

Keith Sullivan

President & CEO, Neuronetics, Inc.

It’s a really good question, and I’ll say it again. It’s fair. I think the concern we can put aside because we know, again, there’s twenty-nine million patients that are out there that are battling depression and need help. And I think our combination with Greenbrook will help drive greater awareness and get to those patients. But in our current practices, the customers that are with us today that are in the BMP program, on average, they have five hundred patients in their practice that have failed four drugs.

There is no shortage of patients inside the practice and outside of the practice.

So, our methodology the methodology still doesn’t, doesn’t change. We have PHQ-10s that we are going to support, monitor, and make sure that those patients are followed up on within your practice. They are a tremendous source of patients in need and want treatment. So that doesn’t change. Our marketing outside of the practice and co-op marketing with our practices doesn’t change either.

It may look a little different. We would suggest to an account that they do NeuroStar by TMS of whatever, but we would want the co-op marketing to continue and to do co-branded marketing. I’m not asking any accounts to do away with their total practice branding.

The branding I’m talking about is the TMS side of their business.

So, the marketing that we put forth and drives patients to NeuroStar dot com doesn’t change. That patient does the same thing. They go to NeuroStar dot com. They put in their ZIP code.

The closest, accounts show up to them, and they’re able to pick it, and they’re able to click a web form or click to call. None of that is changing, and none of it has a plan to change. So our dig digital marketing efforts stay the same. Our PHQ-10s stay the same.

And if you, if your PDM has kept you up to date, they’ll tell you that we are doing a TV campaign currently in, in Tampa, Florida. It’s going to start between the Olympics and the election, but we are doing a test down there to see if we know the ad works. We want to see if we can make sure we get those patients to the practices.

If we can prove that that works, then we’ll be able to do TV elsewhere.

But there are real opportunities here for our current practices to thrive and treat more patients.

Marjorie Donovan

Head of Customer Education

And I think, Keith, that’s a great explanation, especially because we’re you’re really starting to outline this amplification of brand awareness, this rising tide raises all ships. I it just from the practice’s perspective, many of them just simply asked, you know, how is it that NeuroStar wouldn’t then want to push a prospective patient over to the former Greenbrook stores as opposed to putting them into NeuroStar practices? And so, I just wanted you to address that. And then and, Bill, I wanted you to say a few words because I think that that’s what a lot of practices are looking to understand.

Keith Sullivan

President & CEO, Neuronetics, Inc.

As I said a minute ago, the algorithm on how a patient looking for a practice doesn’t change, it is not going to change. I don’t want to have to make a patient travel further than necessary to get the treatment.

We have twelve hundred sites that we are committing to support, not only through our marketing efforts, through our BMP program, and through our practice development managers in the field.

None of that changes.

Marjorie Donovan

Head of Customer Education

Thank you. Bill, what about from your perspective?

Bill Leonard

President & CEO, Greenbrook TMS

Look. It’s simple. When this deal closes, we’re one team. So from my end, we’re going to be able to share best practices and create access to many of the kind of services that Greenbrook has done really well.

Services like our call center, which is able to connect with the patient quickly. Services like our billing department, which is able to turn around claims in shorter amount of time than most. And obviously, having the ability to kind of use the patient journey on multiple treatment modalities that are in our centers now. We’re part of NeuroStar now. So when you win, we win, and it’s really our job to do everything we can to make that happen.

Marjorie Donovan

Head of Customer Education

Excellent.

Keith, a couple of questions came in about, is our pricing model going to change? How does this change the treatment session price? Can you walk us through a little bit about your methodology on that?

Keith Sullivan

President & CEO, Neuronetics, Inc.

There is no change, Marjorie. The current system stays in place, and it’s a so there should be the whole thing is transparent to, our accounts. There is no change.

Marjorie Donovan

Head of Customer Education

Keith, why did you decide to buy Greenbrook and not another TMS practice?

Keith Sullivan

President & CEO, Neuronetics, Inc.

Because Greenbrook has the scale that we were looking for to be able to drive greater awareness.

They have a hundred and twenty sites. If we are able across eighteen states, if we are able to amplify that message in those locations, we will drive greater awareness. And as I said earlier, all ships are going to rise on that tide. So I think not only does Greenbrook have the footprint to give us the scale to drive greater awareness, they have the footprint to do what I talked about, get reimbursement contracts that a single practitioner or a multistore practitioner can’t get, that they have the backup services that is are scalable so that if we have all of our BMP accounts decide to use the call center, we can do that. If we have all of them decide to use billing, we can scale that up too. So they give us the opportunity to help our current practices thrive and actually solve the pain points that they all talk about at NSU.

Marjorie Donovan

Head of Customer Education

So another question I received as soon as the announcement was made was, do we have to become a Greenbrook practice, now NeuroStar, to receive the additional benefits in the future?

Keith Sullivan

President & CEO, Neuronetics, Inc.

You don’t because you already are a NeuroStar center.

When you purchase NeuroStar, you are part of the family that Bill has talked about. So you don’t have to do anything differently if you want to, get into the BMP program. As I said earlier, it’s open to every one of our sites across the country, whether you do one patient a month or you do fifty patients a month.

Everyone, if they meet the standards, is in that program.

So, our opportunity hasn’t changed for our practices. If they choose to let us help them, we are going to help them and make them successful.

Marjorie Donovan

Head of Customer Education

Okay. So you just mentioned BMP. And at NeuroStar University, I’ve had the pleasure of meeting so many practices who’ve done a lot of work inside their practice to get into the Better Me provider program with those five standards. How does this acquisition change BMP? Does it?

Keith Sullivan

President & CEO, Neuronetics, Inc.

It doesn’t. It it’s it actually you know, quite honestly, each of Greenbrook sites that are now going to be NeuroStar sites have to comply with it also. So even though they’re going to be owned stores, they still have to provide that same level of follow-up of care, of marketing, of look and feel that every one of our BMP accounts have to. You know, honestly, Marjorie, our BMP program has worked.

It has worked. The accounts that are in it have grown their business on average between twenty-five and thirty five percent.

So, we are helping more patients through that program. There is no need to change it.

Marjorie Donovan

Head of Customer Education

So, we talked before about how these Greenbrook stores are going to become NeuroStar, so maybe this is redundant. But I did get asked it. What is going to happen to the Greenbrook name?

Keith Sullivan

President & CEO, Neuronetics, Inc.

It will be phased out, in the next few months. Marketing reports to me, but I don’t run it. Lisa Rosas is in charge of, marketing, branding, social media, all of those things, and she will, be the one that is going to work with her team to identify what the exact name of these stores should be. But, ultimately, NeuroStar is going to be the brand name.

Marjorie Donovan

Head of Customer Education

K. Now is NeuroStar looking to open new Greenbrook locations or close any of these locations?

Keith Sullivan

President & CEO, Neuronetics, Inc.

You know, over the last, I’m going to say eighteen months, Bill and his team have done a great job in identifying what stores are working and what stores aren’t. So, I think, two years ago, they had a little over two hundred stores. Now there’s a hundred and twenty. These stores are doing well. So right now, there is no plan to close any additional stores, and there’s no need for us to currently, open up any new ones. If there are voids in areas where, there is a need, then we would consider it. But right now, in the models that we have put in front of our board and our investors, there is no plan to open up any new stores.

Marjorie Donovan

Head of Customer Education

Keith, questions came in about the PDM relationship. So many of our practices, obviously, they rely on the PDM partnership. What changes to our, product team practice development reimbursement will this acquisition have?

Keith Sullivan

President & CEO, Neuronetics, Inc.

So this is, you know the PDMs are near and dear to my heart, and we have forty-eight of them across the country. We, they are the lifeblood for both the company and our, and our accounts. The only thing I can say about our PDMs is we are going to try and make them better and help them serve our accounts more.

Marjorie Donovan

Head of Customer Education

So, Keith, we got through a lot of the q and a’s. I have to ask you one more question, which is so many of our prospects and practices have been to our NeuroStar summits, have met, you know, patient advocates whose lives were saved by NeuroStar. So many of our practices, over eight hundred attendees have come to NeuroStar University, and they’ve all heard you talk over the last several years about how you feel that especially with what we’ve done with the Better Me provider program, that we are at the tipping point. You know what I mean when I say tipping point.

Right? The tipping point of NeuroStar TMS. How does this acquisition in one fell swoop sort of, catapult that to new heights? So how does this relate to the tipping point and where you think this is going?

Keith Sullivan

President & CEO, Neuronetics, Inc.

I believe that through the combination of, Greenbrook, and now I’m going to start referring to them as the NeuroStar Centers, by coupling those and building that brand and then being able to take the, the pain points that our customers have and be able to offer solutions to them rather whether they take advantage of all of them or they take advantage of one of them. This is the first time I’m going to allow them to cherry-pick. You know, I think on the, BMP program, we don’t allow them to cherry-pick. But here, I think we can offer these services that can make their practices run smoother. So all of it gives us the opportunity to treat more patients and get more patients that are in need, the help that they need, whether it is med management, whether it is, TMS, or whether it is Spravato. And now we can educate all our practices on how to incorporate all three of those things into their existing practice.

Marjorie Donovan

Head of Customer Education

Well, Bill, Keith, thank you so much for your time today, and thank you most of all to all of you practices who have taken time out of your busy personal, professional lives, the patients that you have currently right now in your practice, for taking the time to learn more about how this acquisition is going to impact your practice. And if you remember nothing else, the two key messages that what this means do is number one, amplification of brand awareness so that, ultimately, more patients are asking for NeuroStar by name. And that current NeuroStar in your practice that you committed to, it just became infinitely more recognizable to patients.

That’s number one. And then number two, as Bill and Keith mentioned, the additional service offerings that can drive more patients to your practice, more, efficiencies in your practice, we’re really looking forward to in the coming months describing more about how this will affect your practice. So my—our ask is simple. I’m going to share my screen here.

If you have any additional questions that you would like to, number one, you always have your practice development manager, but we also were going to ask you to email wendy at neurostar dot com. She will be manning any questions that you have about the acquisition. We thank you so much for your time and commitment, and I personally look forward to seeing you all at NeuroStar University and in the months to come. Thank you so much.

Keith Sullivan

President & CEO, Neuronetics, Inc.

Thank you all.

Bill Leonard

President & CEO, Greenbrook TMS

Thank you, everyone.